Exhibit 10.47

EXECUTION COPY

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2

Confidential

AMENDMENT TO THE AMENDED AND RESTATED

COMMERCIAL SUPPLY AGREEMENT

This AMENDMENT TO THE AMENDED AND RESTATED COMMERCIAL SUPPLY AGREEMENT (the “Amendment”) is made, entered into, and effective as of January 23, 2009 (the “Amendment Date”), by and between Amylin Pharmaceuticals, Inc. (“Company”) and Wockhardt UK (Holdings) Ltd, formerly CP Pharmaceuticals Ltd. (“Manufacturer”). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined herein).

WHEREAS, effective April 1, 2008, Company and Manufacturer entered into that certain Amended and Restated Commercial Supply Agreement (the “Agreement”) wherein Manufacturer agreed to produce Product for Company pursuant to the terms and conditions contained therein; and

WHEREAS, Company and Manufacturer desire to amend the Agreement as set forth herein with respect to the Company’s Period Obligations.

NOW, THEREFORE, Company and Manufacturer agree as follows:

As of the Amendment Date, Company and Manufacturer agree that Exhibit C, as attached to the Agreement prior to the Amendment Date, shall be deleted and replaced with Exhibit C-1, attached to this Amendment;

In consideration of this Amendment, Manufacturer hereby expressly waives and releases any and all rights under section 2.2 of the Agreement to hold the Company responsible to pay to the Manufacturer the difference between the amount invoiced to Company for its actual purchases during the third (3rd) and fourth (4th) Purchase Periods and the amount that would have been invoiced had Company purchased the minimum amount agreed to for such Purchase Periods.  For the avoidance of doubt, section 2.2 of the Agreement is still applicable to Purchase Periods five (5) and six (6) accordingly.  In exchange, Company agrees to the amounts as described in the sixth Purchase Period.  Section 9.1 of the Agreement shall be extended in accordance with Exhibit C-1.

The other provisions of the Agreement, not amended by this Amendment, remain in full force and effect.  This Amendment may be executed in counterparts and all such counterparts shall be treated as one and the same document.

IN WITNESS WHEREOF, Company and Manufacturer have executed this Amendment as of the date first above written.

AMYLIN PHARMACEUTICALS, INC.		WOCKHARDT UK (Holdings) Ltd, formerly CP
PHARMACEUTICALS Ltd.

By:	/S/ PAUL MARSHALL	By:	/s/ Sirjiwan Singh
Name:	Paul Marshall	Name:	Sirjiwan Singh
Title:	Sr. Vice President, Operations	Title:	Managing Director
Date:	01/28/2009	Date:	02/02/2009

Exhibit C-1

Minimum Orders

Purchase Period	Date Range	Minimum Quantity

Initial Period	4-28-05 to 4-27-06	[***]

2nd Period	4-28-06 to 4-27-07	[***]

3rd Period	4-28-07 to 4-27-08	[***]

4th Period	4-28-08 to 4-27-09	[***]

5th Period	4-28-09 to 4-27-10	[***]

6th Period	4-28-10 to 9-30-11	[***]

Amendment (effective January 23, 2009) to the Amended and Restated Supply Agreement (effective 1 April 2008) provides for:

•                  addition of a 6th Period of [***] minimum quantity units.

•                  the total minimum quantity for the 5th and 6th Periods combined is [***] units.

•                  flexibility in the 5th and 6th Periods:

a.               5th Period minimum quantity can be lowered to not less than [***] units in which case up to [***] minimum quantity units can transfer to the 6th Period resulting in a minimum quantity of [***] units for the 6th Period.  Any minimum quantity shortfall below [***] units in the 5th Period will carry over and add to the [***] minimum quantity in the 6th Period.

b.               if orders in the 5th Period exceed [***] units, the overage will be applied to the 6th Period orders required to meet the 6th Period minimum quantity of [***] units.

***Confidential Treatment Requested